CounterPath Reports Second Quarter
Fiscal 2015 Financial Results

VANCOUVER, CANADA – December 11, 2014 – CounterPath Corporation (“CounterPath” or the “Company”) (NASDAQ: CPAH) (TSX: CCV), a developer of award-winning over-the-top (OTT) Unified Communications solutions for enterprises and operators, today announced the financial and operating results for its second quarter ended October 31, 2014 of fiscal 2015.

Second Quarter Financial Highlights (Unaudited)

  Quarterly revenue of $2.9 million, up 12% compared to revenue of $2.5 million for the second quarter of fiscal 2014.

  Gross margin of 79%, non-GAAP gross margin of 80%.

  Non-GAAP loss from operations of $1.4 million compared to non-GAAP loss from operations of $1.5 million for the second quarter of fiscal 2014.

  Net loss of $1.4 million or ($0.03) per share compared to net loss of $2.1 million or ($0.05) per share for the second quarter of fiscal 2014.

  Non-GAAP net loss of $1.2 million or ($0.03) per share compared to non-GAAP net loss of $1.8 million or ($0.04) per share for the second quarter of fiscal 2014.

“For the second consecutive quarter, CounterPath delivered year-on-year revenue growth,” said Donovan Jones, President and Chief Executive Officer. “Our direct to enterprise business showed solid revenue growth, while European revenue nearly doubled, reflecting investments we made in our sales operations for the region. At the same time, our recent certifications from four key Mobile Device Management solution vendors and the launch of our Instant Messaging and Presence modules for the Stretto PlatformTM position us to capitalize on the strong demand we are seeing from large enterprises, especially in the financial services and government verticals where security and data management are critical. Looking ahead, our pipeline is strong, and I continue to believe our increased focus on the enterprise will prove successful.”

Recent Business Highlights

  Increased European revenue by 85% from the same quarter last year and by 36% from the first quarter of fiscal 2015, to approximately $530,000 in the second quarter of fiscal 2015 - the highest value in eight consecutive quarters.

CounterPath Reports Second Quarter Fiscal 2015 Financial Results

  Developed sales momentum in the enterprise sector, validating the decision to expand CounterPath’s in-house sales team and to establish partnerships with top-tier equipment vendors, value added distributors and value added resellers.

  Obtained certification from four leading Mobile Device Management vendors (AirWatch, Citrix, Good Technology and MobileIron).

  Awarded patent titled “Inter-system Communication” (US 8848880) by the U.S. Patent and Trademark Office for a technology that enables seamless communications between users on disparate networks.

  Announced the industry’s first scalable voice unified communications solution for PCoIP Zero Clients in VMWare desktop-as-a-service (DaaS) and virtual desktop infrastructure (VDI) deployments.

  Announced availability of the Stretto PlatformTM, and its commercial service launch by a major U.S. operator.

  Purchased 168,370 CounterPath shares for cancellation under the current Normal Course Issuer Bid during the second quarter of fiscal 2015.

Financial Overview

(All amounts in U.S. dollars and in accordance with accounting principles generally accepted in the United States (“GAAP”) unless otherwise specified - unaudited.)

For the quarter ended October 31, 2014, revenue was $2.9 million compared to $2.5 million for the same quarter last year. Increased revenue reflects greater sales of software to enterprises and higher sales in Europe. Software revenue was $1.7 million compared to $1.5 million for the same quarter last year, and service revenue was $1.1 million compared to $1.1 million for the same quarter last year.

Operating expenses for the quarter ended October 31, 2014 were $4.5 million compared to $4.3 million for the same quarter last year. Operating expenses for the quarter included a non-cash stock-based compensation expense of $0.2 million (2014 - $0.3 million).

Sales and marketing expenses were $1.2 million for the quarter ended October 31, 2014 compared to $1.3 million for same quarter last year. For the quarter ended October 31, 2014, research and development expenses were $1.5 million and general and administrative expenses were $1.2 million, compared to $1.3 million and $1.1 million, respectively, for the same quarter last year.

CounterPath Reports Second Quarter Fiscal 2015 Financial Results

The net loss for the quarter ended October 31, 2014 was $1.4 million, or $0.03 per share, compared to a net loss of $2.1 million, or a loss of $0.05 per share, for the quarter ended October 31, 2013.

As of October 31, 2014, the Company had $5.1 million in cash, compared to $7.2 million at April 30, 2014.

Outlook

For the remainer of fiscal 2015, CounterPath expects to:

  Drive sales to businesses and enterprises, especially in the financial services, call center, government and technology sectors where demand for our products and services is proving robust.

  Leverage partnerships with telecommunication equipment vendors to generate new revenue from operators in Asia, Europe and North America, where we have a number of business prospects, while continuing to support the market via the Company’s direct sales team.

  Achieve first commercial deployments in the desktop-as-a-service (DaaS) and virtual desktop infrastructure (VDI) markets, validating our technical leadership in the softphone market and increasing the Company’s recurring revenue.

  Further improve CounterPath’s website through a search engine optimization/marketing program to generate higher e-Store sales, currently the Company’s largest, lowest touch sales channel.

  Continue building sales momentum in Europe, developing a second geography of sales strength for the Company and thereby contributing to top-line growth.

About CounterPath

CounterPath’s Unified Communications solutions are changing the face of telecommunications. An industry and user favorite, Bria softphones for desktop, tablet and mobile devices, together with Stretto PlatformTM server solutions, enable operators, OEMs and enterprises large and small around the globe to offer a seamless and unified over-the-top (OTT) communications experience across both fixed and mobile networks. The Bria and Stretto combination enable an improved user experience as an overlay to the most popular UC and IMS telephony and applications servers on the market today. Standards-based, cost-effective and reliable, CounterPath’s award-winning solutions power the voice and video calling, messaging, and presence offerings of customers such as Alcatel-Lucent, AT&T, Avaya, BroadSoft, BT, Cisco Systems, GENBAND, Metaswitch Networks, Mitel, NEC, Network Norway, Rogers and Verizon. Visit: www.counterpath.com

CounterPath Reports Second Quarter Fiscal 2015 Financial Results

Contacts:

David Karp
Chief Financial Officer, CounterPath
dkarp@counterpath.com
(604) 628-9364

Steven Hards
Vice President of Investor Relations, CounterPath
shards@counterpath.com
(604) 637-6498

Forward-Looking Statements

This news release contains "forward-looking statements". Statements in this news release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, outlook, expectations or intentions regarding the future such as the following: (1) at the same time, our recent certifications from four key Mobile Device Management solution vendors and the launch of our Instant Messaging and Presence modules for the Stretto PlatformTM position us to capitalize on the strong demand we are seeing from large enterprises, especially in the financial services and government verticals where security and data management are critical; (2) looking ahead, our pipeline is strong, and I continue to believe our increased focus on the enterprise will prove successful; and (3) the Company’s expectations with respect to generating and increasing sales and revenues as set out under the section entitled “Outlook”.

It is important to note that actual outcomes and the Company’s actual results could differ materially from those in such forward-looking statements. Actual results could differ from those projected in any forward-looking statements due to numerous factors.Such factors include, among others: (1) the variability in CounterPath’s sales from reporting period to reporting period due to extended sales cycles as a result of selling CounterPath’s products through channel partners or the length of time of deployment of CounterPath’s products by its customers, (2) the Company’s ability to manage its operating expenses, which may adversely affect its financial condition, (3) the Company’s ability to remain competitive as other better financed competitors develop and release competitive products, (4) a decline in the Company’s stock price or insufficient investor interest in the Company’s securities which may impact the Company’s ability to raise additional financing as required or be delisted from a stock exchange on which its common stock trades, (5) the impact of intellectual property litigation that could materially and adversely affect CounterPath’s business, (6) the success by the Company of the sales of its current and new products, (7) the impact of technology changes on the Company’s products and industry, (8) the failure to develop new and innovative products using the Company’s technologies, and (9) the potential dilution to shareholders or overhang on the Company’s share price of its outstanding stock options. Readers should also refer to the risk disclosures outlined in the Company’s quarterly reports on Form 10-Q, or in the annual reports on Form 10-K, and the Company’s other disclosure documents filed from time-to-time with the Securities and Exchange Commission at http://www.sec.gov and the Company’s interim and annual filings and other disclosure documents filed from time-to-time on SEDAR at www.sedar.com.

CounterPath Reports Second Quarter Fiscal 2015 Financial Results

###

(TABLES TO FOLLOW)

CounterPath Reports Second Quarter Fiscal 2015 Financial Results

COUNTERPATH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Stated in U.S. Dollars)

	October 31,	April 30,
	2014	2014
Assets	(Unaudited)
Current assets:
Cash and cash equivalents	$5,058,448	$7,172,798
Accounts receivable (net of allowance for doubtful accounts of $338,649
and $240,681, respectively)	2,997,114	3,401,491
Prepaid expenses and deposits	143,993	161,627
Total current assets	8,199,555	10,735,916

Deposits	116,697	125,267
Equipment	205,561	154,293
Goodwill	7,851,939	8,018,578
Other assets	122,881	102,836
Total Assets	$16,496,633	$19,136,890

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$2,464,453	$2,326,763
Unearned revenue	1,605,998	1,625,826
Customer deposits	9,553	9,553
Accrued warranty	74,007	69,159
Total current liabilities	4,154,011	4,031,301

Deferred lease inducements	58,065	−
Unrecognized tax benefit	25,631	25,631
Total liabilities	4,237,707	4,056,932

Stockholders’ equity:
Preferred stock, $0.001 par value Authorized: 100,000,000 Issued and outstanding: October 31, 2014 – nil; April 30, 2014 – nil	–	–
Common stock, $0.001 par value Authorized: 100,000,000 Issued and outstanding: October 31, 2014 – 42,524,467; April 30, 2014 – 42,599,869	42,525	42,600
Treasury stock	(154)	(16)
Additional paid-in capital	67,261,524	66,910,540
Accumulated deficit	(53,391,195)	(50,889,038)
Accumulated other comprehensive loss – currency translation adjustment
	(1,653,774)	(984,128)
Total stockholders’ equity	12,258,926	15,079,958
Liabilities and Stockholders’ Equity	$16,496,633	$19,136,890

CounterPath Reports Second Quarter Fiscal 2015 Financial Results

COUNTERPATH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE LOSS
(Stated in U.S. Dollars)
(Unaudited)

	Three Months Ended		Six Months Ended
	October 31,		October 31,
	2014	2013	2014	2013
Revenue:
Software	$1,720,742	$1,451,475	$3,594,690	$3,098,995
Service	1,130,366	1,095,335	2,283,589	2,307,302
Total revenue	2,851,108	2,546,810	5,878,279	5,406,297
Operating expenses:
Cost of sales (includes depreciation of $23,855 (2013 – $45,598))	586,455	571,857	1,204,509	1,129,312
Sales and marketing	1,225,776	1,315,421	2,363,544	2,528,904
Research and development	1,455,168	1,324,308	2,951,374	2,737,383
General and administrative	1,206,883	1,101,457	2,410,394	2,114,987
Total operating expenses	4,474,282	4,313,043	8,929,821	8,510,586
Loss from operations	(1,623,174)	(1,766,233)	(3,051,542)	(3,104,289)
Interest and other income (expense), net:
Interest and other income	3,674	56,989	11,718	84,474
Interest expense	–	(161)	(350)	(932)
Fair value adjustment on derivative instruments – Note 4	–	(12,574)	–	73,413

Foreign exchange gain (loss)	180,716	(389,249)	538,017	(389,185)
Net loss for the period	$(1,438,784)	$(2,111,228)	$(2,502,157)	$(3,336,519)

Net loss per share:
Basic and diluted	$(0.03)	$(0.05)	$(0.06)	$(0.08)

Weighted average common shares outstanding:
Basic and diluted	42,552,576	42,007,439	42,572,713	41,971,160

CounterPath Reports Second Quarter Fiscal 2015 Financial Results

Non-GAAP Financial Measures

This news release contains “non-GAAP financial measures”. The non-GAAP financial measures in this news release may include non-GAAP gross margin and non-GAAP income (loss) from operations which exclude non-cash stock-based compensation and amortization of intangible asset charges relative to gross profit and income (loss) from operations calculated in accordance with GAAP. The non-GAAP financial measures may also include non-GAAP net income (loss) which excludes non-cash stock-based compensation, amortization of intangible assets and fair value adjustment on derivative instruments charges relative to income (loss) calculated in accordance with GAAP. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. CounterPath utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. CounterPath believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of CounterPath’s core operating results and trends.

Reconciliation to GAAP
(Unaudited)

Non-GAAP gross margin:	Three Months Ended		Six Months Ended
	October 31,		October 31,
	2014	2013	2014	2013

Revenue	$2,851,108	$2,546,810	$5,878,279	$5,406,297
Less:
Cost of sales	586,455	571,857	1,204,509	1,129,312
GAAP gross profit	$2,264,653	$1,974,953	$4,673,770	$4,276,985

Percentage of revenue (GAAP gross margin)	79%	78%	80%	79%

GAAP gross profit	$2,264,653	$1,974,953	$4,673,770	$4,276,985
Plus:
Stock-based compensation	17,611	18,285	36,088	26,838
Amortization of intangible assets	–	–	–	–
Non-GAAP gross profit	$2,282,264	$1,993,238	$4,709,858	$4,303,823

Percentage of revenue (non-GAAP gross margin)	80%	78%	80%	80%

CounterPath Reports Second Quarter Fiscal 2015 Financial Results

Non-GAAP income (loss) from operations:	Three Months Ended		Six Months Ended
	October 31,		October 31,
	2014	2013	2014	2013

GAAP income (loss) from operations	$(1,623,174)	$(1,766,233)	$(3,051,542)	$(3,104,289)
Plus:
Stock-based compensation	201,510	262,493	570,121	637,043
Amortization of intangible assets	–	–		–
Non-GAAP income (loss) from operations	$(1,421,664)	$(1,503,740)	$(2,481,421)	$(2,467,246)

Non-GAAP net income (loss):	Three Months Ended		Six Months Ended
	October 31,		October 31,
	2014	2013	2014	2013

GAAP net income (loss)	$(1,438,784)	$(2,111,228)	$(2,502,157)	$(3,336,519)
Plus:
Stock-based compensation	201,510	262,493	570,121	637,043
Amortization of intangible assets	–	–	–	–
Fair value adjustment on derivative instruments	–	12,574	–	(73,413)
Non-GAAP net income (loss)	$(1,237,274)	$(1,836,161)	$(1,932,036)	$(2,772,889)

GAAP net income (loss) per share – basic and diluted	$(0.03)	$(0.05)	$(0.06)	$(0.08)

Non-GAAP net Income (loss) per share – basic and diluted	$(0.03)	$(0.04)	$(0.05)	$(0.07)